Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, THOMAS P. WERNER, Chief Executive Officer of Lamb Weston Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that Lamb Weston Holdings, Inc.'s Quarterly Report on Form 10-Q for the quarter ended November  26, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Lamb Weston Holdings, Inc. as of and for the periods presented.

January 4, 2018

/s/ THOMAS P. WERNER
THOMAS P. WERNER
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Lamb Weston Holdings, Inc. and will be retained by Lamb Weston Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.